EXHIBIT 10.23.1.
                                                                ----------------



             SERIES H CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

         This agreement to purchase stock (this "Agreement"), is entered into as of July 13th, 2001, by and among Greenbriar Corporation, a Nevada corporation (the "Company"), and Wedgwood Partners, Ltd., Limited Partnership, a Nevada limited partnership (the "Purchaser").



         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desires to purchase from the Company for an aggregate purchase price of $9,600,000, 6,000,000 shares of the Company's Series H Convertible Preferred Stock, par value $0.10 per share (the "Preferred Stock"), having the rights, restrictions, privileges and preferences set forth in the Certificate of Designation of Rights and Preferences of Series H Preferred Stock attached hereto as Exhibit A (the "Certificate of Designation"), and which are convertible into shares of the Company's common stock, $0.01 par value per share (the "Common Stock").



         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

                                    ARTICLE I

                                PURCHASE AND SALE

         1.1 The Purchase. The Company has, or before the Closing (as hereinafter defined) will have, authorized the issuance and sale of up to 6,000,000 shares of the Preferred Stock, having the rights, restrictions, privileges and preferences as set forth in the Certificate of Designation. Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company 6,000,000 shares of Preferred Stock at a purchase price of $1.60 per share, for an aggregate purchase price of $9,600,000. The closing of the purchase and sale of the Preferred Stock (the "Closing") shall take place at the offices of the Company, immediately following the execution hereof or such later date as the Company and Purchasers may agree. The date of the Closing is hereinafter referred to as the "Closing Date."


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

         1.2 Closing. At the Closing, the Company shall deliver to Purchaser this Agreement and a certificate for the shares of Preferred Stock registered in such Purchaser's name. At the Closing, Purchaser shall deliver to the Company this Agreement, an executed version of the note as attached hereto as Exhibit B, and an executed version of the note as attached hereto as Exhibit C.

                  Certain Defined Terms.   For purposes of this Agreement:

                           "Business  Day" shall  mean any day except  Saturday,
Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of Texas are authorized or required by law or other governmental action to close;

                           "Person"   means  an   individual   or   corporation,
partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind;

                           "Transaction  Documents"  shall mean this  Agreement,
the Certificate of Designations and the Certificate representing the Preferred Stock.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser:

                  (a) Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, adversely affect the legality, validity or enforceability of the Securities (as defined below) or the Transaction Documents, or have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company (a "Material Adverse Effect").

                  (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company, and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered (or filed, as the case may be) in accordance with the terms hereof and thereof, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms.


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

                  (c) Issuance of the Preferred Stock. The shares of Preferred Stock are duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "Liens"). The Company has on the date hereof and will, at all times while the Preferred Stock is outstanding, maintain an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the holders of the Preferred Stock, to enable it to perform its conversion and other obligations under the Transaction Documents with respect to the Preferred Stock. The shares of Common Stock issuable upon conversion of the Preferred Stock are referred to herein as the "Underlying Shares." The shares of Preferred Stock and the Underlying Shares are collectively referred to herein as, the "Securities." When issued upon conversion of the Preferred Stock, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens. Assuming the representations and warranties of the Purchasers contained in Article 2.2 are true, (i) the offer and sale of the Preferred Stock by the Company, complies with or is exempt from all applicable Federal and state securities laws and Purchaser will not have a right of rescission or damages with respect thereto and (ii) the issuance of the Underlying Shares upon conversion of the Preferred Stock will comply with or be exempt from all applicable Federal and state securities laws and no Purchaser will have a right of rescission or damages with respect thereto.

                  (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected. Subject to the accuracy of the representations and warranties of the Purchaser set forth in Article 2.2, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality, domestic or foreign, under laws and regulations thereof as now in effect is or will be necessary for the valid execution, delivery and performance by the Company of any of the Transaction Documents (other than the filing of the Certificate of Designations), the issuance, sale and delivery of the Securities, other than filings pursuant to state securities laws (all of which filings have been made by the Company or will be made within the period of time required by such state securities laws) in connection with the sale of shares of Preferred Stock under this Agreement.


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

                  (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of the Certificate of Designations with the Nevada Secretary of State.

                  (f) Litigation; Proceedings. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") and/or which adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities.

                  (g)      Private  Offering.   Assuming  the  accuracy  of  the
representations and warranties of the Purchaser set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchaser as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

                  (h) Disclosure. The Company understands and confirms that the Purchasers shall be relying on the representations set forth in the Transaction Documents in effecting transactions in securities of the Company. All disclosure, including, without limitation, that set forth in the Transaction Documents and the Schedules to this Agreement (which are incorporated into and made a part of this Agreement), provided to the Purchasers regarding the Company, its business and the transactions contemplated by the Transaction Documents, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made herein and therein, in light of the circumstances under which they were made, not misleading.

                  (i) Financial Information. The Company has furnished the Purchaser with the Company's financial statements and other disclosures about the Company in its public documents as filed with the Securities and Exchange Commission. Such information is materially true and correct and includes all information required to be filed with the SEC.

                  (j) Insurance. The Company carries insurance with financially sound and reputable insurance companies or associations, in such amounts and covering such risks as are adequate and customary for the type and scope of its property and business, but in any event in amounts sufficient to prevent the Company from becoming a co-insurer.

                  (k) No Broker. The Company has no contract, arrangement or understanding with any broker, finder, agent, financial advisor or other intermediary with respect to the transactions contemplated by this Agreement.

                  (l) Books and Records. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the nature, acquisition, maintenance, location and collection of the assets of the Company, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

                  (m) Environmental Matters. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational safety and health, and, to the best knowledge of the Company, no material expenditures will be required in order to comply with any such statute, law or regulation.

                  (n)      Issuance   Taxes.   All  taxes   imposed  by  law  in
connection with the issuance, sale and delivery of the Shares have been fully paid, and all laws imposing such taxes have been fully complied with.

         2.2 Representations and Warranties of the Purchaser. Purchaser hereby represents and warrants to the Company as follows:

                  (a) Organization; Authority. Purchaser has the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by Purchaser of shares of Preferred Stock hereunder has been duly authorized by all necessary action on the part of Purchaser. This Agreement has been duly executed by Purchaser and, when delivered (or filed, as the case may be) in accordance with the terms hereof and thereof, will constitute valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms.

                  (b) Investment Intent. Purchaser is acquiring shares of Preferred Stock as principal for its own account for investment purposes only and not with a view to or for distributing or reselling any such shares of Preferred Stock. Purchaser is acquiring shares of Preferred Stock hereunder in the ordinary course of its business. Purchaser does not have any agreement or understanding, directly or indirectly, with any person to distribute such Shares of Preferred Stock.

                  (c) Purchaser Status. At the time Purchaser was offered shares of Preferred Stock, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser has not been formed solely for the purpose of acquiring the Securities.

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                  (d)      Experience of Purchaser.  Purchaser,  either alone or
together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

                  (e) Ability of Purchaser to Bear Risk of Investment. Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                  (f) Access to Information. Purchaser acknowledges that it has reviewed such information about the Company it has deemed necessary and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information it has reviewed. Neither such inquiries nor any other investigation conducted by or on behalf of Purchaser or its representatives or counsel shall modify, amend or affect Purchaser's right to rely on the truth, accuracy and completeness of the any of the Company's disclosures to each Purchaser, including, without limitation, representations and warranties contained in the Transaction Documents.

                  (g) General Solicitation. Purchaser is not purchasing shares of Preferred Stock as a result of or subsequent to any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (h)      Reliance. Purchaser understands and acknowledges that
(i) shares of preferred stock are being offered and sold to it without registration under the Securities Act on the basis of an exemption from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations.

                  The Company acknowledges and agrees that Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this
Section 2.2.

                                   ARTICLE III

                         OTHER AGREEMENTS OF THE PARTIES

         3.1 Transfer Restrictions. (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act, and in compliance with any applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act.

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         (b)      The Purchaser agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:

NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE, HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

         3.2 Furnishing of Information. As long as Purchaser owns Securities, the Company covenants to provide such Purchaser (i) with quarterly financial statements, including year-to-date statements, of the Company within 45 days after the end of each fiscal quarter, and (ii) an annual financial statement within 120 days after the end of each fiscal year audited by an accounting firm approved by the Purchasers. All such financial statements shall be prepared and formatted in accordance with generally accepted accounting principles, except that quarterly financial statements may lack footnotes and usual year-end adjustments.

         3.3 Possible Purchase Price Per Share Adjustment. All agreements between the Purchasers and the Company, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by unilateral or mutual mistake or otherwise, shall the purchase price per share of $1.60 per share of the Preferred Stock be less than the greater of book or market value of five shares of Greenbriar common stock. If it is determined, from any circumstance whatsoever, that the purchase price per share of $1.60 per share of the Preferred Stock is less than the book or market value of five shares of Greenbriar common stock, the number of number of shares of Preferred Stock held by such holder of the Preferred Stock or secured party, where the Preferred Stock is collateral, shall be reduced until the purchase price per share of Preferred Stock is equal to the book or market value of five shares of Greenbriar common stock. Any holder or subsequent holder of the Preferred Stock or any secured party, where the Preferred Stock is collateral, shall surrender such excess shares to the Company on a timely basis. Purchasers shall require any subsequent holder of the Preferred Stock or any secured party, where the Preferred Stock is collateral, to agree in writing to be bound by the terms of this paragraph of the Agreement. This paragraph shall control all agreements between the Purchasers and the Company.



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                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 Entire Agreement; Amendments. The Transaction Documents, together with the Exhibits and Schedules thereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         4.2 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:00 p.m. (Dallas time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 4:00 p.m. (Dallas time) on any date and earlier than 11:59 p.m. (Dallas time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:        Greenbriar Corporation
                                   650 Centura Tower One
                                   14185 Dallas Parkway
                                   Dallas, Texas 75240
                                   Attn:  James R. Gilley

         With copies to:           Glast, Phillips & Murray
                                   2200 One Galleria Tower
                                   13355 Noel Road, L.B. 48
                                   Dallas, Texas 75240-6657
                                   Facsimile No.:  (972) 419-8329
                                   Attn:  Ronald L. Brown, Esq.

         If to Purchaser:          Wedgwood Partners, Ltd., Limited Partnership
                                   650 Centura Tower One
                                   14185 Dallas Parkway
                                   Dallas, Texas 75240
                                   Attn:  Gene S. Bertcher

         With copies to:           Bennett, Weston & LaJone, P.C.
                                   1750 Valley View Lane
                                   Suite 120
                                   Dallas, Texas 75234
                                   Facsimile No.:  (214) 373-6810
                                   Attn:  Mark E. Bennett, Esq.

Or such other address as may be designated in writing hereafter, in the same manner, by such Person.


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         4.3      Amendments;  Waivers.  No provision of this  Agreement  may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         4.4 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         4.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. Except as set forth in Section 3.1(a), the Purchaser may not assign this Agreement or any of the rights or obligations hereunder without the consent of the Company.

         4.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         4.7 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.

         4.8 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and conversion or exercise (as the case may be) of the Preferred Stock.

         4.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.



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

         4.10 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Series H Preferred Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                          GREENBRIAR CORPORATION



                                          By: /s/ Oscar W. Smith
                                             -----------------------------------

                                                  Oscar W. Smith, Vice President



                                          WEDGWOOD PARTNERS, LTD.
                                          LIMITED PARTNERSHIP



                                          BY GBR, LLC, ITS GENERAL
                                          PARTNER



                                                 BY ITS SOLE MEMBER & MANAGER:

                                                 Greenbriar Acquisition
                                                 Corporation



                                                 By: /s/ Gene S. Bertcher
                                                    ----------------------------

                                                 Name: Gene S. Bertcher

                                                 Title: Executive Vice-President




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